Principal Funds, Inc.
Supplement dated April 29, 2019
to the Statutory Prospectus dated December 31, 2018
(as supplemented on March 1, 2019 and March 18, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR MULTI-MANAGER EQUITY LONG/SHORT
Effective as of the close of the New York Stock Exchange on or about May 31, 2019, the Fund will no longer be available for purchase by new investors, and the 12b-1 Plan for Class A Shares of the Fund will be suspended. Management intends to present a plan of liquidation to the Board of Directors pursuant to which the Fund would redeem its shares at net asset value and discontinue its operations on or about August 16, 2019.

FUND SUMMARY FOR REAL ESTATE DEBT INCOME
Effective as of the close of the New York Stock Exchange on or about May 31, 2019, the Fund will no longer be available for purchase by new investors, and the 12b-1 Plan for Class A Shares of the Fund will be suspended. Management intends to present a plan of liquidation to the Board of Directors pursuant to which the Fund would redeem its shares at net asset value and discontinue its operations on or about August 16, 2019.

MANAGEMENT OF THE FUNDS
Under Manager of Managers, delete the final paragraph and replace with the following:
The shareholders of each Fund have approved such Fund's reliance on the orders as follows:

Funds	Unaffiliated Order	Wholly-Owned Order	Majority-Owned Order*
Diversified Real Asset and Opportunistic Municipal	X
All Other Funds	X	X	X
*subject to the SEC granting that relief in the future

PURCHASE OF FUND SHARES
Under Eligible Purchasers, delete the first paragraph and replace with the following:
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may broaden or limit the designation of eligible purchasers, permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. Not all of the Funds are offered in every state. Please check with your Financial Professional or our home office for state availability.
Under Eligible Purchasers, in the row for “the portfolio manager of any advisor to the fund,” delete the “x” from the R-6 column.

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